                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K

                                Current Report



                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report  (Date of earliest event reported):  March 3, 1999



                              J. CREW GROUP, INC.
            (Exact name of registrant as specified in its charter)


     New York               333-42427                 22-2894486
------------------          -------------             -------------------
 (State or other            (Commission               (I.R.S. Employer
 jurisdiction of            File Number)              Identification No.)
 incorporation)



                    770 Broadway, New York, New York  10003
                   (Address of principal executive offices)
                                  (Zip code)

                                (212) 209-2500
             (Registrant's telephone number, including area code)
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Item 5.  Other Events.

     Incorporated by reference herein is Registrant's Press Release dated March 3, 1999, announcing the phase out of Registrant's Clifford & Wills operations over a period of two years.


Item 7.  Financial Statements and Exhibits.

       (c)  Exhibits.

            99.  Press Release dated March 3, 1999.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       J. CREW GROUP, INC.



                                       By  /s/  Richard W. Boyce
                                           -----------------------------
                                          Name:  Richard W. Boyce
                                          Title: Chief Executive Officer

Date:  March 3, 1999

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